UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2024

Capital One Auto Receivables, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-260710

Central Index Key Number: 0001133438

Capital One Prime Auto Receivables Trust 2024-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-260710-05

Central Index Key Number: 0002039534

Capital One, National Association

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000047288

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

31-1750007

(Registrant’s I.R.S. Employer Identification No.)

Capital One Auto Receivables, LLC 1600 Capital One Drive, Room 27907B McLean, Virginia	22102
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(703) 720-3148

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Capital One Auto Receivables, LLC (the “Registrant”) is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of the Class A-2a, Class A-2b, Class A-3 and Class A-4 Auto Loan Asset Backed Notes, in each case, in the initial principal amount specified in the Prospectus dated November 19, 2024 (the “Notes”) by Capital One Prime Auto Receivables Trust 2024-1.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer Brown LLP dated as of November 21, 2024 with respect to legality matters

8.1	Opinion of Mayer Brown LLP dated as of November 21, 2024 with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 21, 2024	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Eric Bauder
	Name:	Eric Bauder
	Title:	Assistant Vice President

S-1	Form 8-K re: Opinions